TD Asset Management

SUMMARY PROSPECTUS

March 1, 2013

TD Asset Management USA Funds Inc.

TDAM California Municipal Money Market Portfolio

-  Class A (TDCXX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated March 1, 2013, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
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NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

TDAM California Municipal Money Market Portfolio

Investment Objective

The TDAM California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Class A
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.18%
Total Other Expenses		0.43%
Total Annual Portfolio Operating Expenses		1.06%

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$108	$337	$585	$1,294

Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal securities in which the California Portfolio may invest include variable rate demand notes

(VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the California Portfolio will vary with changes in prevailing interest rates.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

California Municipal Securities Risk — The yields of California municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The California Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Regulatory Risk — Changes in government regulations may adversely affect the value of a security held by the California Portfolio. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the California Portfolio. The SEC or Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the California Portfolio.

An investment in the California Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the California Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table shows average annual total returns of Class A of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

California Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.33% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/12), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ending 12/31/12(1)

	1 Year	5 Years	Since Inception (June 5, 2007)
California Portfolio — Class A	0.01%	0.21%	0.45%

(1)	As of 12/31/12, the 7-day yield for the California Portfolio — Class A was 0.01%. As of 12/31/12, the tax-equivalent 7-day yield for the California Portfolio — Class A was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the California Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the United States, the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the California Portfolio qualifies as a regulated investment company and satisfies the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in federal, state, municipal or other obligations the interest on which is exempt from California personal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other financial intermediary (such as a bank), the California Portfolio and its related companies may pay the intermediary for the sale of California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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